UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): June 25, 2013

PINACLE ENTERPRISE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-175044	98-0661455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road Suite D # 356 Las Vegas, Nevada	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 273-9714
____________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

PINACLE ENTERPRISE, INC.

TABLE OF CONTENTS

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Item 1.01. Entry into a Material Definitive Agreement

The Merger

On June 25, 2013, we entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”) with Alkame Water, Inc., a privately held Nevada corporation (“Alkame Water”), and Alkame Acquisition Corp. (“Alkame Sub”), our newly formed wholly-owned Nevada subsidiary. In connection with the closing of this merger transaction, Alkame Sub merged with and into Alkame Water (the “Merger”) on June 26, 2013, with the filing of Articles of Merger with the Nevada Secretary of State.

In addition, pursuant to the terms and conditions of the Merger Agreement:

▪	Each share of Alkame Water common stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive one thousand shares of our common stock. As a result, the shareholders of Alkame Water received 100,000,000 newly issued shares of our common stock.

▪	As a result, following these events, there were 623,000,000 shares of our common stock issued and outstanding.

▪	Alkame Water provided customary representations and warranties and closing conditions, including approval of the Merger by a majority of its voting stockholders.

Prior to the Merger, Mr. Robert Eakle was our sole officer and director and was also an officer and director of Alkame Water. As such, the Merger may be considered a related party transaction. As of the date of the Merger Agreement and currently, there are no further material relationships between us or any of our affiliates and Alkame Water, other than in respect of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

As used in this Current Report on Form 8-K, all references to the “Company,” “Pinacle”, “we,” “our” and “us” or similar terms, refer to Pinacle Enterprise, Inc., including its predecessors and its subsidiaries, except where the context makes clear that the reference is only to Alkame Water. Information about the Company and the principal terms of the Merger are set forth below.

Merger

The Merger

On June 26, 2013, in accordance with the Merger Agreement dated June 25, 2013, Alkame Water merged with and into our Alkame Sub, and the stockholders of Alkame Water received the right to receive one thousand (1,000) shares of our common stock for each one (1) issued and outstanding share of Alkame Water’s common stock. As a result, at closing, in exchange for 100% of the outstanding capital stock of Alkame Water, the former stockholders of Alkame Water had the right to receive 100,000,000 shares of our common stock, which represented approximately 16% of our outstanding common stock following the Merger and related transactions.

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At the time of the Merger, neither we nor Alkame Water had any options or warrants to purchase shares of capital stock outstanding.

There were 523,000,000 shares of our common stock outstanding before giving effect to the stock issuances in the Merger. Following this event, there were 623,000,000 shares outstanding, including:

Shares	Held by:
100,000,000	Alkame Water Shareholders
523,000,000	Existing shareholders

The shares of our common stock issued to former holders of Alkame Water’s capital stock in connection with the Merger were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated under that section, which exempts transactions by an issuer not involving any public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Certificates representing these shares contain a legend stating the same.

Prior to the Merger, there were no material relationships between us and Alkame Water, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors with the exception of Robert Eakle. Prior to the Merger, Mr. Eakle was the sole officer and director of our company and was an officer and director of Alkame Water. As such, the Merger may be considered a related party transaction.

General Changes Resulting from the Merger

We intend to carry on the business of Alkame Water as our primary line of business. We have relocated our principal executive offices to 3651 Lindell Road, Suite D # 356, Las Vegas, Nevada 89103, and our telephone number is now (702) 273-9714.

Pre-Merger stockholders of Alkame Water will be required to exchange their existing Alkame Water stock certificates for our certificates. Our common stock is currently quoted on the OTCQB operated by OTC Markets Group, Inc. As of June 25, 2013, our shares were quoted on the OTCQB under the symbol “PINS.”

The Merger and its related transactions were approved by the holders of a requisite number of shares of (i) Alkame Water’s common stock by written consent in lieu of a meeting, and (ii) Alkame Sub’s common stock by written consent in lieu of a meeting. Under Nevada corporate law, Alkame Water’s stockholders who did not consent to the Merger may demand in writing, pursuant to the exercise of their appraisal rights, that Alkame Water pay them the fair value of their shares. Determination of fair value is based on all relevant factors, except for any appreciation or depreciation resulting from the anticipation or accomplishment of the Merger. One hundred percent (100%) of the pre-Merger stockholders of Alkame Water consented to the Merger and thus none of the pre-Merger stockholders of Alkame Water may choose to exercise their appraisal rights under Nevada law.

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Accounting Treatment

The Merger is being accounted for as a reverse-merger and recapitalization. Alkame Water is the acquirer for financial reporting purposes and we are the acquired company. We are the acquirer for legal purposes and Alkame Water is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the Merger will be those of Alkame Water and will be recorded at the historical cost basis of Alkame Water, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of our company and Alkame Water, historical operations of Alkame Water and operations of our company from the closing date of the Merger.

Tax Treatment; Small Business Issuer

The Merger is intended to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or such other tax free reorganization exemptions that may be available under the Code.

Following the Merger, the Company will continue to be a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K, as promulgated by the Securities and Exchange Commission.

Description of Our Company

Overview

Pinacle was incorporated in the State of Nevada on April 19, 2010. Until recently, we were a development stage company engaged in the business of architectural design, architectural animation, 3D modeling as well as Computer-Aided Design (CAD) drafting and conversion services.

On June 25, 2013, we entered into the Merger Agreement with Alkame Water, whereby we assumed the business operations of Alkame Water. We are currently in the business of pursuing the sale and distribution of the Alkame brand of bottled waters, as well as other various applications for water treatment technology. Our principal executive offices are located at 3651 Lindell Road, Suite D # 356, Las Vegas, Nevada 89103, and our telephone number is now (702) 273-9714.

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We currently hold a three year limited exclusive distribution agreement for the consumer market. We are permitted to distribute our technologically enhanced bottled water in the consumer market in the United States, Canada and Mexico.

Aside from holding the aforementioned distribution rights, we are currently in negotiations to acquire the patents on the proprietary process that we believe is the most technologically advanced in water treatment systems for complete hydration. Our primary objective is to acquire the patented technology underlying our brand, and then to introduce, promote, aggressively market and establish channels of distribution to sell our product to a wide range of consumers, first in the United States, Canada and Mexico, and then globally. If we are able to acquire the rights to the technology, we believe that all the prime characteristics of the hottest premium bottled waters in the market will be taken and rolled up into our product.

We believe that holding the patents will enable us to enhance our position in the investment community, allow us to expand our reach in the distribution of product, and provide us access to other applications the water treatment technology has available. There is no assurance, however, that we will be able to reach agreement with the owner of the patents. We hope to have more information in subsequent filings.

Our Water Product

Many people are becoming aware of the benefits of a proper pH balance. The mild alkalinity of Alkame is recommended by athletes and doctors worldwide because it’s formulated for more effective hydration by supporting an optimal pH balanced body. Alkame water is produced with a patented technology and patented formula that alters the molecular structure of water, producing a combination of characteristics that are unique in the beverage industry.

Our water is pumped from wells that tap into a pristine source, the “Rathdrum Prairie Aquifer” located near the Canadian border. Our water is not treated with chlorine, fluorides, or any other harmful contaminants. This source water is then run through an ultraviolet light system to kill bacteria. We believe our water advances beyond other brands once we introduce the technology. We then run our water through a proprietary system which creates this unique “alkaline water”.

Alkame will offer 3 phases of bottled water products as they become financially viable. Phase 1 will be the initial move into the consumer market and will consist of half liter and one liter recyclable and or biopolymer bottles. Phase 2 will be a new packaging configuration to boost the cross marketability and co-branding ability for our one liter and one and a half liter bottles. Phase 3 will be to add fruit essence and flavorings to waters while utilizing the same bottles, and simply branding with that particular flavor and or mineral.

Alkame intends to operate around a 50% profit margin on its goods and services and will be able to compete with our competitors on the MSRP as well as benefits and features. The pricing and sales strategies have been clearly defined, and are in line with industry norms. We can move that margin up or down to accommodate distribution channel partners and still maintain that 50% margin, as well as the competitive edge in cost and benefit to the consumer. With companies like Penta charging $3.19 a bottle on the shelf in Whole Foods, we are confident that Alkame will be able to compete in the “Niche” bottled water market segment in a short amount of time. Ultimately, the goal is to put out highly perceived value water.

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The Benefits of the Technology

Alkame is a new brand of premium alkaline bottled water. Alkame has proven benefits that go way beyond just being “wet”. Assuming we are able to acquire the patents, we believe that our flagship product will not only boast about the technology in hydration, but advance us into other market segments outside of the bottled water consumer markets. Our system will process, clean, and reduce water, lower its TDS (total dissolved solids), increase its pH, provide antioxidant protection, and increase the amount of oxygen. We believe Alkame is the only product of its kind and stands completely apart from other “bottled waters”.

Alkame Water has an elevated level of dissolved oxygen and lower ORP due to passage through an electrolytic cell and has a level of dissolved oxygen additionally elevated due to passage through a sparging unit comprising of 1) dissolved oxygen within the range of 20 to 60 parts per million and 2) an oxidation reduction potential (ORP) between +100 to -350mV (micro-clustered). The mild alkalinity of Alkame helps support an optimum pH balance. If you wish to overcome fatigue and boost energy, it is essential that you achieve and maintain an optimum blood pH of 7.35-7.4.

Akame is a powerful source of natural antioxidants which boost the immune system, which improves aerobic capacity, is good for overall health, and enhances energy and overall vitality.

Alkame wants to promote a healthy planet by addressing the growing concerns of consumers worldwide. Our bottles are BPA free (DO NOT contain Bisphenol A), and are 100% recyclable. We plan to begin utilizing a more environmentally friendly packaging and plastics technology called a biopolymer in the near future and are currently working with a unique biopolymer that is ahead of its time – yet still works with existing recycling streams.

Alkame helps reduce the negative impact of acidic foods and beverages on your blood pH. Supporting an efficient metabolism will help you maintain the level of energy and vitality desired. When free radicals become too numerous they become very destructive, damaging cells and tissues of muscles and vital organs. If your body’s processes are impaired, the first place you start to feel the effects is in your vitality and energy levels. Alkame provides antioxidant protection from the energy-robbing, oxidative damage. Our technology sustains these properties allowing for better hydration. By maximizing your blood oxygen saturation, and an alkaline pH, and antioxidant support, you can improve digestion, metabolic function, immune response, and healing. Alkame effectively maximizes blood oxygen levels and as a result, helps maximize oxygen delivery to every part of your body. Maximized blood oxygen levels mean improved metabolic efficiency which translates into more energy and improved vitality.

The Market

With the massive influx of new eco-friendly products, consumers are going green, both externally as well as internally. The well-being generation and beyond has become increasingly aware of what they are consuming, and this new technology for water treatment is quite the prized possession for those looking to optimize their health with this “Elixir of Life”! The market for this type is gaining traction, and the sky is literally the limit. New products boasting a comparable technology are popping up all over, but none have capitalized on it yet. The term “alkaline water” is now becoming synonymous with proper hydration, and we intend to be the first household name in superior technology. Alkame: THE premium bottled water.

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Below is a diagram showing the current pricing of alkaline types of products available at a quality grocer. Our product will be brought to market priced within the premium water averages. Although the quality will be superior, the pricing will not. While we do not know which products will have the staying power in the marketplace, we are confident that our patented technology will win overall.

Product Name	Half Liter Pricing	One Liter Pricing	Half Liter Case Pricing	Liter Case Pricing
Real Water	Individual Bottles @ $1.19	Individual Bottles @ $1.99	24 Bottles @ $28.56	12 Bottles @ $21.48
Penta	Individual Bottles @ $1.99	Individual Bottles @ $3.19	24 Bottles @ $48 and12 Bottles @ $23.88	12 Bottles @ $50
Aqua-Hydrate	Individual Bottles @ $1.19	Individual Bottles @ $1.99
Alka – Power		Individual Bottles @ $2.69
Eternal (New Zealand)		Individual Bottles @ $1.69
Essence		Individual Bottles @ $1.99
Hawaiian Springs	Individual Bottles @ $1.49	Individual Bottles @ $1.69	24 Bottles @ $36	12 Bottles @ $36
Metro-Electro	Individual Bottles @ $1.49	Individual Bottles @ $1.69	24 Bottles @ $38	24 Bottles @ $38
Metro-Electro (Flavors)	Individual Bottles @ $1.49

Competition and Feasibility

The bottled water industry has numerous competitors. Generally, the industry is made up of a few large companies (who own multiple brands), smaller companies whose products are distributed only on a regional or local basis and some private label brands. The Company's competitors include more diversified corporations having substantially greater assets and larger sales organizations than the Company, as well as other small firms. The Company competes in the retail area for the smaller PET packages and the organic vitamin charged spring water with products including Aquafina, Arrowhead, Evian, Deep Rock, Dasani, Vitamin Water, Propel, Snapple and various private label brands. The Company is a smaller regional company compared to the competitors. The Company competes on the basis of product quality, customer service, and price. The Company believes that the products' Alkaline, Antioxidant and Oxygenated features, along with its superior taste, competitive pricing and attractive packaging are significant factors in maintaining the Company's competitive position.

While the bottled water market is large and saturated with competition, the alkaline waters are relatively new. New advancements in the health and wellness fields are confirming the importance for the body to maintain an optimum pH. Sickness cannot survive in alkaline environments, and alkaline water is the new fountain of youth. Alkame has an independent organization that monitors samples on a regular basis of the water’s longevity and ability to maintain the properties in the water.

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Experiments on the Technology

The technology for alkaline bottled water has undergone separate double blind placebo, peer backed research. One was with HIV patients and the other was on Exercise Tolerance. The feasibility of the product is clearly evident, and we believe there is no major competition to date.

Based on the study with HUV patients undergoing antiretroviral therapy, we have concluded that drinking sufficient quantities of Alkame improves important parameters of health in individuals infected with HIV. Drinking Alkame provides a significant boost to the immune system as shown by an increase in CD4 T cells (which are the primary targets of HIV and are crucial for immune defense against infections) and a decrease in the total virus load of HIV patients.

Based on the Exercise Tolerance study, the amount and the type of water consumed during rehab revealed a difference in the patient’s aerobic endurance. We found that drinking one liter of electrolyzed alkaline water is more beneficial than drinking three liters of plain water, which is great news for chronic obstructive pulmonary disease patients with congestive heart failure. In light of our study, Kern Rehab henceforth furnishes one liter of electrolyzed alkaline water for each patient participating in our comprehensive outpatient pulmonary rehab facility. The reason being, 3 liters of plain water per day exhibited 12.4% MET improvement in the exercise and fitness level per 6-minute walk /12-week program, whereas, 1-liter of electrolyzed alkaline water exhibited 17.8% MET improvement.

Sales and Marketing

Our primary focus will be on exposing the product and building brand name recognition and technology awareness through Alkame’s utilization of celebrity and athletic endorsements, feature film and television product placement, cross-marketing and co-branding, and via sponsorships of key existing and potential clients (mostly in the health & wellness fields and athletic markets). A special and unique emphasis will be placed on the music, nightlife industries, and extreme sports to build on its cool factor.

Although these techniques do not directly translate into sales and distribution, the utilization of mass media provides our sales teams with the most essential marketing and sales tools and support needed to move product to distributors, as well as drive it through three main channels of on-premise, off-premise, and special events.

Alkame Water has one of the best cross marketing programs of any product out there because of the co-branding and cross marketing opportunities our unique packaging design provides. Our “cause” oriented cross marketing and co-branding with Millions from One and National Organizations for Youth Safety is helping to end the global water crisis that a billion of the world’s most vulnerable people face each day. Alkame donates $.05 from every bottle sold to Millions from One and NOYS to promote youth safety and to drill deep water wells that provide clean and safe water. Every time you buy a bottle of our water, you are helping provide clean water to millions of people around the world that have none. One person in six lives without regular access to safe drinking water. Every water well we drill provides clean water to children and families in desperate need for generations to come. Alkame is also a proud sponsor of NOYS (The National Organizations for Youth Safety) who’s mission is to promote youth empowerment and leadership and build partnerships that will save lives, prevent injuries, and promote safe and healthy lifestyles among all youth.

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Placement

The sales and distribution of the product will be focused on building regional distribution channels through distributors in hopes of going DC to DC (distribution center to distribution center). Product moving from the manufacturing facility to the distributor’s distribution center will alleviate the need for reps to primarily focus on the “mom and pop” retailers and allow them to focus on blanketing regions with product by letting the distributor work with the stores directly. Ideally the product will be picked up by the distributor, since the cost of shipping the product will probably outweigh the cost of picking it up for them. All products will be 100% guaranteed.

Promotion

Advertising, public relations and promotions are the life blood of any company and by far one of our strongest attributes. It is more important than ever to present a consistent image to the media. As a new product line, the icons associated with our new product and brand trademark needs to be used consistently and accurately to achieve the goals we are setting forth. How we visually communicate our product to the world, the market, and our potential clients will be an integral part of our success. Consistent usage of style and identity gives the world an impression that can be remembered. Once an impression is made to a potential customer through these various media and materials such as product placement, endorsements, sponsorships, advertorials and editorials, advertisements, marketing collateral, signage, the web, etc… it should be easily recognized a second time. If the identity elements are not used consistently, the impression may be lost.

Current trends and new marketing techniques utilizing out of the box thinking, like sponsorships, sampling, and cross marketing with charitable organizations, which include but are not limited to social media, like Twitter, Facebook, Instagram, Youtube, etc… Our combined ability to target specific demographics and psychographics are what will enable us to reach our target markets, and will consistently provide the image we are trying to project with our unique blend of products. Our program will maximize our advertising and marketing budget by formulating targeted promotional strategies to increase publicity and public relations. This is the essential tool for our sales force to promote the product and translate the advertising and marketing efforts into profits.

People

The key component in our success is the people, and the level of service we will use in marketing our products and services to our customers. The combined concentration of expertise and experience of the Alkame team is what we believe will be the key to giving us a real shot at being able to compete with the biggest players in the bottled water industry. The other key component, and by far the most invaluable to our success, is our customers. With the rapidly growing awareness of health and longevity, Alkame is a perfect fit.

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Application and Expected Effect of Capital

The application of the funds will be set into 3 phases of implementation. First phase of capital will go towards ramping up materials, consolidating the debts, and squaring up any remaining legal items. The second phase of capital will primarily be working capital for both the product and the marketing, as well as bringing on additional qualified infrastructure personnel to meet the demands of a growing business. The third phase of capital will be used to expand into other facilities and the acquisition of more marketing assets. The expected effect of this aggressive marketing and sales of the product will enable us to begin to generate revenue in 2013. With the proper funding, and staying true to our business plan we expect to see to see solid business growth.

Property

Our principal executive office is located at 3651 Lindell Road, Suite D # 356, Las Vegas, Nevada 89103. The office is rented on a month to month basis from BSSI for $30 per month, primarily to meet the state of Nevada’s requirements since Alkame is a virtual organization. This rent has been paid out in full until January of 2014. All aspects of production are simply drop shipped from our manufacturing facility in Hayden Idaho (source) to the recipients. We believe that our properties are adequate for our current needs, but growth potential may require a facilitiy due to anticipated addition of personnel. We do not have any policies regarding investments in real estate, securities or other forms of property.

Governmental Regulation

The Federal Food and Drug Administration (FDA) regulates bottled water as a “food.” Accordingly, our bottled water must meet and we do meet FDA requirements of safety for human consumption, of processing and distribution under sanitary conditions and of production in accordance with the FDA “good manufacturing practices.” To assure the safety of bottled water, the FDA has established quality standards that address the substances that may be present in water which may be harmful to human health as well as substances that affect the smell, color and taste of water. These quality standards also require public notification whenever the microbiological, physical, chemical or radiological quality of bottled water falls below standard. The labels affixed to bottles and other packaging of the water is subject to FDA restrictions on health and nutritional claims for foods under the Fair Packaging and Labeling Act. In addition, all drinking water must meet Environmental Protection Agency standards established under the Safe Drinking Water Act for mineral and chemical concentration and drinking water quality and treatment that are enforced by the FDA.

We are subject to the food labeling regulations required by the Nutritional Labeling and Education Act of 1990. We believe we are in compliance with these regulations.

We are subject to periodic, unannounced inspections by the FDA. Upon inspection, we must be in compliance with all aspects of the quality standards and good manufacturing practices for bottled water, the Fair Packaging and Labeling Act, and all other applicable regulations that are incorporated in the FDA quality standards. We believe that we meet the current regulations of the FDA. All of our plants and distribution locations are registered with the FDA under the "Public Health Security and Bioterrorism Preparedness and Response Act of 2002". Most recently, the FDA put into effect the Bottled Water Microbial Rule to monitor water sources for E. coli bacteria. We have been in compliance with the testing requirements for this rule prior to and since its inception in December 2009.

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We also must meet state regulations in a variety of areas to comply with purity, safety, and labeling standards. From time to time, our facilities and sources are inspected by various state departments and authorities.

Our product labels are subject to state regulation (in addition to federal requirements) in each state where the water products are sold. These regulations set standards for the information that must be provided and the basis on which any therapeutic claims for water may be made.

The bottled water industry has a comprehensive program of self-regulation. We are in the process of joining the International Bottled Water Association, or IBWA. Our facilities are inspected annually by an independent laboratory, which we have used Underwriter Labratories, or UL Labs for this years analytics evaluated for compliance. We are also inspected by the state, and the FDA.

In recent years, there has been an increasing amount of proposed legislative and executive action in state and local governments that would ban the use of bottled water in municipal buildings, enact local taxes on bottled water, and limit the sale by municipalities of water supplies to private companies for resale. Such regulation could adversely affect our business and financial results. For additional information, see “Risk Factors” below.

The laws that regulate our activities and properties are subject to change. As a result, there can be no assurance that additional or more stringent requirements will not be imposed on our operations in the future. Although we believe that our water supply, products and bottling facilities are in substantial compliance with all applicable governmental regulations, failure to comply with such laws and regulations could have a material adverse effect on our business.

Employees

We have one full-time employee - Robert Eakle, our sole officer and director.

Legal Proceedings

In the ordinary course of business, we may be involved in legal proceedings from time to time. As of the date hereof, there are no known legal proceedings against us.

We are not a party to any pending legal proceedings where any officer, director, affiliate of owner of 5% or more of our common stock is adverse to us or where the amount of damages claimed, exclusive of interest and costs, exceeds ten percent of our current assets. Pursuant to the terms of the Merger, responsibility for any liability emerging from our pre-merger business relies wholly with our pre-merger management.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties are outlined in “Risk Factors” and include, without limitation:

•                     Our limited and unprofitable operating history;

•                     the ability to raise additional capital to finance our activities;

•                     legal and regulatory risks associated with the Merger;

•                     the future trading of our common stock;

•                     our ability to operate as a public company;

•                     general economic and business conditions;

•                     the volatility of our operating results and financial condition; and

•	our ability to attract or retain qualified senior scientific and management personnel.

The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K.

Information regarding market and industry statistics contained in this Report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not undertake any obligation to publicly update any forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

Management’s Discussion and Analysis or Plan of Operation

THE FOLLOWING DISCUSSION SHOULD BE READ TOGETHER WITH THE INFORMATION CONTAINED IN THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K.

The following discussion reflects our plan of operation. This discussion should be read in conjunction with the audited financial statements of Alkame Water for the period from inception (March 1, 2012) through December 31, 2012, and the interim unaudited financial statements for the three months ended March 31, 2013. This discussion contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including statements regarding our expected financial position, business and financing plans. These statements involve risks and uncertainties. Our actual results could differ materially from the results described in or implied by these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this Current Report on Form 8-K, particularly under the headings “Forward Looking Statements” and “Risk Factors.”

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Results of Operations

We have not earned any revenues since our inception. We are presently in the development stage of our business and we can provide no assurance that we will develop viable products or that we will be to enter into commercial production and generate sufficient sales.

Our operating expenses for the period from inception (March 1, 2012) through March 31, 2013 were $106,982. Our operating expenses for this period consisted of advertising expenses of $27,415, consulting fees in the amount of $52,690, and general and administrative expenses of $26,877.

We had a net loss of $106,982 for the period from inception (March 1, 2012) through March 31, 2013.

Liquidity and Capital Resources

As of March 31, 2013, we had total current assets of $1,297. Our total current liabilities as of March 31, 2013 were $108,279. Thus, we had a working capital deficit of $106,892 as of March 31, 2013.

Operating activities used $7,198 in cash for the period from inception (March 1, 2012) through March 31, 2013. Our net loss of $106,982 was the primary component of our negative operating cash flow. Cash flows provided by financing activities for the period from inception (March 1, 2013) through March 31, 2013 consisted of $8,495 as proceeds from related party loans offset by related party payments. As at March 31, 2013, we owe $23,410 to Mr. Eakle. The amounts owing are unsecured, non-interest bearing and due on demand.

On April 8, 2013, we received $200,000 and on May 1, 2013, we received $300,000, pursuant to a promissory note agreement with an unrelated party for $500,000, which is unsecured, bears interest at 10% per annum and is due on March 30, 2015.

The success of our business plan beyond the next 12 months is contingent upon us obtaining additional financing. We intend to fund operations through debt and/or equity financing arrangements, which may be insufficient to fund our capital expenditures, working capital, or other cash requirements. We do not have any formal commitments or arrangements for the sales of stock or the advancement or loan of funds at this time. There can be no assurance that such additional financing will be available to us on acceptable terms, or at all.

Critical Accounting Policies

Our significant accounting policies are described the notes to our Financial Statements, which are attached as exhibits to this Current Report on Form 8-K.

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Risk Factors

The following are certain identifiable risk factors for Alkame Water’s business operations. Risk factors related to our former business operations have been excluded but can be found in prior filings with the Securities and Exchange Commission.

Because our auditor has issued a going concern opinion regarding our company, there is an increased risk associated with an investment in our company.

We have earned no revenue since our inception, which makes it difficult to evaluate whether we will operate profitably. Operating expenses for the period from inception (March 1, 2012) through March 31, 2013, totaled $106,982. We have incurred cumulative net losses of $106,982 since inception to March 31, 2013. We have not attained profitable operations and are dependent upon obtaining financing or generating revenue from operations to continue operations for the next twelve months. As of March 31, 2013, we had cash in the amount of $1,297. Our future is dependent upon our ability to obtain financing or upon future profitable operations. We reserve the right to seek additional funds through private placements of our common stock and/or through debt financing. Our ability to raise additional financing is unknown. We do not have any formal commitments or arrangements for the advancement or loan of funds. For these reasons, our auditors stated in their report that they have substantial doubt we will be able to continue as a going concern. As a result, there is an increased risk that you could lose the entire amount of your investment in our company.

Our failure to raise additional capital or generate cash flows necessary to expand our operations could reduce our ability to compete successfully and adversely affect our results of operations.

We may need to raise additional funds to achieve our future strategic objectives, and we may not be able to obtain additional debt or equity financing on favorable terms, if at all. If we raise additional equity financing, our security holders may experience significant dilution of their ownership interests and the value of shares of our common stock could decline. If we engage in debt financing, we may be required to accept terms that restrict our ability to incur additional indebtedness, force us to maintain specified liquidity or other ratios or restrict our ability to pay dividends or make acquisitions. If we need additional capital and cannot raise it on acceptable terms, we may not be able to, among other things:

• develop and enhance our existing products and services;

• continue to expand our operations;

• hire, train and retain employees; or

• respond to competitive pressures or unanticipated working capital requirements.

Our inability to do any of the foregoing could reduce our ability to compete successfully and adversely affect our results of operations.

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Because we have a limited operating history related to our current business strategy, we are subject to the risks of failure associated with any new business ventures.

We have a limited operating history related to our current business strategy on which potential investors can assess our performance and prospects. Potential investors should be aware that there is a substantial risk of failure associated with any new business strategy as a result of problems encountered in connection with their commencement of new operations. These include, but are not limited to, the entry of new competition, unknown or unexpected additional costs, and expenses that may exceed estimates.

If we are unable to maintain the exclusive distribution rights to use the water technology for our products, your investment could be adversely affected, and you could lose your entire investment with us.

We currently have a three year exclusive consumer market distribution agreement for the United States, Mexico and Canada with the owner of the patent rights, and there is no assurance that we will be able to reach our distribution volume requirements. We do not own the technology that surrounds the premium features of our product. We are currently in negotiations with the owner to acquire the patents on a proprietary process that we believe is the most technologically advanced in water treatment systems for complete hydration. We hope to acquire this water treatment technology and then market and sell this inventive product globally. There is no assurance, however, that we will be able to reach an agreement with the owner on the acquisition of the patents. If we are unable to meet the minimum requirements on an annual basis we could lose the distribution rights, and our business could be adversely affected.

We depend upon maintaining the integrity of our water sources and manufacturing process. If our water sources or bottling processes were contaminated for any reason, our business would be seriously harmed.

Our ability to retain customers and the goodwill associated with our brands is dependent upon our ability to maintain the integrity of our water resources and to guard against defects in, or tampering with, our manufacturing process. The loss of integrity in our water sources or manufacturing process could lead to product recalls and/or customer illnesses that could materially adversely affect our goodwill, market share and revenues. Because we rely upon natural spring sites for sourcing some of our water supply, acts of God, such as earthquakes, could alter the geologic formation of the spring sites, constricting or even contaminating water flow.

Because our business is dependent upon the performance of key employees, the loss of those employees would materially impact our business.

Our business is dependent upon the performance of certain key employees. Competition for these individuals is intense and many of our key employees are at-will employees who are under no legal obligation to remain with us. Our competitors may choose to extend offers to any of these individuals on terms which we may be unwilling to meet. In addition, any or all of our key employees may decide to leave for a variety of personal or other reasons beyond our control.

Also, our business depends upon the continued efforts, abilities and expertise of our officer and director, Robert Eakle. We believe that the unique combination of skills and experience he possesses would be difficult to replace, and his loss could have a material adverse effect on us, including impairing our ability to execute our business strategy. We do not have a written employment agreement with Mr. Eakle. This furthers the risk that we will not be able to secure his services on a long term basis. If we lose the services of Mr. Eakle our business will suffer.

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We face competition from companies with far greater resources than we have. In addition, methods of competition in the distribution of home and office refreshment products continue to change and evolve. If we are unable to meet these changes, our business could be harmed.

We operate in highly competitive markets. The principal methods of competition in the markets in which we compete are distribution capabilities, brand recognition, quality, reputation, and price. We have a significant number of competitors in our traditional water market, some of which have far greater resources than us. Among our principal competitors are Nestlé Waters North America, large regional brands owned by private groups, and local competitors in the markets that we serve. Price reductions and the introduction of new products by our competitors can adversely affect our revenues, gross margins, and profits.

The bottled water industry is regulated at both the state and federal level. If we are unable to continue to comply with applicable regulations and standards in any jurisdiction, we might not be able to sell our products in that jurisdiction, and our business could be seriously harmed.

The FDA regulates bottled water as a food. Our bottled water must meet FDA requirements of safety for human consumption, labeling, processing and distribution under sanitary conditions and production in accordance with FDA “good manufacturing practices.” In addition, all drinking water must meet Environmental Protection Agency standards established under the Safe Drinking Water Act for mineral and chemical concentration and drinking water quality and treatment, which are enforced by the FDA. We also must meet state regulations in a variety of areas. These regulations set standards for approved water sources and the information that must be provided and the basis on which any therapeutic claims for water may be made. We have received approval for our drinking water in Idaho and Nevada. However, we can give no assurance that we will receive such approvals in the future.

Changes in laws and regulations relating to beverage containers and packaging could increase our costs and reduce demand for our products.

We intend to offer non-refillable, recyclable containers in the United States. Legal requirements have been enacted in various jurisdictions in the United States and overseas requiring that deposits or certain ecotaxes or fees be charged for the sale, marketing and use of certain non-refillable beverage containers. Other proposals relating to beverage container deposits, recycling, ecotax and/or product stewardship have been introduced in various jurisdictions in the United States and overseas, and we anticipate that similar legislation or regulations may be proposed in the future at local, state and federal levels, both in the United States and elsewhere. Consumers’ increased concerns and changing attitudes about solid waste streams and environmental responsibility and related publicity could result in the adoption of such legislation or regulations. If these types of requirements are adopted and implemented on a large scale in any of the markets in which we operate, they could affect our costs or require changes in our distribution model, which could negatively impact our financial condition. In addition, container-deposit laws, or regulations that impose additional burdens on retailers, could cause a shift away from our products to retailer-proprietary brands, which could impact the demand for our products in the affected markets. Fluctuations in the cost of essential raw materials and commodities, including fuel costs, for the manufacture and delivery of our products could significantly impact our business.

Bottle manufacturers use plastic and other petroleum-based products for the manufacturing of our bottles. Increases in the cost of petroleum will likely have an impact on our bottle costs.

We rely on trucking to receive raw materials and transport and deliver our finished products. Consequently, the price of fuel significantly impacts the cost of our products. Limitations on the supply or availability of fuel could inhibit our ability to get raw materials and distribute our products, which in turn could have an adverse affect on our business.

If we are unable to succeed in marketing, making sales and increasing our customer base to support our business operations, we will be unable to achieve profitable operations, and our business may fail.

If we are unable to succeed in marketing, making sales and expanding our customer base to support our business operations, any adverse change by our only customer would be detrimental to our profitability. Numerous factors beyond our control may affect the marketability of the products offered. These factors include, but are not limited to, consumer demand and emerging competition. The exact effect of these factors cannot be accurately predicted, but it is possible they may result in our not receiving an adequate return on our invested capital.

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Because we are dependent on third parties, should those services be interrupted or become more costly, we may experience a material adverse effect on the acceptance of our brand and on our business, financial condition, and operating results.

There is risk of change in the types of products being manufactured, and our ability to acquire the best products from our suppliers. Because we are dependent on third parties, especially product manufacturers and distributors, we face potential losses if any of these products are interrupted or become more costly. Additionally, any failure on the part of these partners, upon whom we may rely to supply us with products and services, will reflect poorly upon our brand, and therefore result in reduced revenue.

If we are unable to successfully manage growth, our operations could be adversely affected.

Our progress is expected to require the full utilization of our management, financial and other resources, which to date has occurred with limited working capital. Our ability to manage growth effectively will depend on our ability to improve and expand operations, including our financial and management information systems, and to recruit, train and manage sales personnel. There can be no absolute assurance that management will be able to manage growth effectively.

If we do not properly manage the growth of our business, we may experience significant strains on our management and operations and disruptions in our business. Various risks arise when companies and industries grow quickly. If our business or industry grows too quickly, our ability to meet customer demand in a timely and efficient manner could be challenged. We may also experience development delays as we seek to meet increased demand for our products. Our failure to properly manage the growth that we or our industry might experience could negatively impact our ability to execute on our operating plan and, accordingly, could have an adverse impact on our business, our cash flow and results of operations, and our reputation with our current or potential customers.

Our products may contain defects, which could adversely affect our reputation and cause us to incur significant costs.

Defects may be found in our products. Any such defects could cause us to incur significant return and exchange costs, re-engineering costs, divert the attention of our engineering personnel from product development efforts, and cause significant customer relations and business reputation problems. Any such defects could force us to undertake a product recall program, which could cause us to incur significant expenses and could harm our reputation and that of our products. If we deliver products with defects, our credibility and the market acceptance and sales of our products could be harmed.

Our commercial success depends significantly on our ability to develop and commercialize our potential products without infringing the intellectual property rights of third parties.

Our commercial success will depend, in part, on operating our business without infringing the patents or proprietary rights of third parties. Third parties that believe we are infringing on their rights could bring actions against us claiming damages and seeking to enjoin the development, marketing and distribution of our products. If we become involved in any litigation, it could consume a substantial portion of our resources, regardless of the outcome of the litigation. If any of these actions are successful, we could be required to pay damages and/or to obtain a license to continue to develop or market our products, in which case we may be required to pay substantial royalties. However, any such license may not be available on terms acceptable to us or at all. Ultimately, we could be prevented from commercializing a product or forced to cease some aspect of our business operations as a result of patent infringement claims, which would harm our business.

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Because the industry is dependent upon general economic conditions and uncertainties, future developments could result in a material adverse effect on our business.

US trade & industry is subject to economic changes and periodical fluctuations. Prolonged declines in the economy and/or a recession could have a material adverse effect on our business. The national economy is affected by numerous factors and conditions, all of which are beyond our control, including (a) Interest rates; (b) Inflation; (c) Employment levels; (d) Changes in disposable income; (e) Financing availability; (f) Federal and state income tax policies; and (g) Consumer confidence.

Because our articles of incorporation and bylaws and Nevada law limit the liability of our officers, directors, and others, shareholders may have no recourse for acts performed in good faith.

Under our articles of incorporation, bylaws and Nevada law, each of our officers, directors, employees, attorneys, accountants and agents are not liable to us or the shareholders for any acts they perform in good faith, or for any non-action or failure to act, except for acts of fraud, willful misconduct or gross negligence. Our articles and bylaws provide that we will indemnify each of our officers, directors, employees, attorneys, accountants and agents from any claim, loss, cost, damage liability and expense by reason of any act undertaken or omitted to be undertaken by them, unless the act performed or omitted to be performed constitutes fraud, willful misconduct or gross negligence.

New legislation, including the Sarbanes-Oxley Act of 2002, may make it more difficult for us to retain or attract officers and directors.

The Sarbanes-Oxley Act of 2002 was enacted in response to public concerns regarding corporate accountability in connection with recent accounting scandals. The stated goals of the Sarbanes-Oxley Act are to increase corporate responsibility, to provide for enhanced penalties for accounting and auditing improprieties at publicly traded companies, and to protect investors by improving the accuracy and reliability of corporate disclosures pursuant to the securities laws. The Sarbanes-Oxley Act generally applies to all companies that file or are required to file periodic reports with the SEC, under the Securities Exchange Act of 1934. As a public company, we are required to comply with the Sarbanes-Oxley Act. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may deter qualified individuals from accepting these roles. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers. We continue to evaluate and monitor developments with respect to these rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

There is currently a limited public market for our common stock. Failure to develop or maintain a trading market could negatively affect its value and make it difficult or impossible for you to sell your shares.

There has been a limited public market for our common stock and an active public market for our common stock may not develop. Failure to develop or maintain an active trading market could make it difficult for you to sell your shares or recover any part of your investment in us should you decide to convert all or some of your investment. Even if a market for our common stock does develop, the market price of our common stock may be highly volatile. In addition to the uncertainties relating to future operating performance and the profitability of operations, factors such as variations in interim financial results or various, as yet unpredictable, factors, many of which are beyond our control, may have a negative effect on the market price of our common stock.

Because the payment of dividends is at the discretion of the Board of Directors, investors may not realize cash dividends at the frequency or in the amounts they anticipate.

We have never declared or paid any cash dividends on our Common Stock. Our payment of any future dividends will be at the discretion of our board of directors after taking into account various factors, including but not limited to our financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that we may be a party to at the time. Distributions to our stockholders are subordinate to the payment of our debts and obligations. If we have insufficient funds to pay our debts and obligations, distributions to stockholders will be suspended pending the payment of such debts and obligations. Accordingly, investors must rely on sales of their own Common Stock after price appreciation, which may never occur, as the only way to recover their initial investment.

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Directors and Executive Officers

The following table sets forth information regarding the members of our board of directors and our executive officers and other significant employees.

All of our directors hold office until the next annual meeting of stockholders and their successors are duly elected and qualify. Executive officers serve at the request of the board of directors.

Name	Age	Office(s) Held
Robert Eakle	40	President, CEO, and Director

Set forth below is a brief description of the background and business experience of our current executive officers and directors.

Robert Eakle is our newly appointed President, Chief Executive Officer, and Director. Robert has dedicated the last five years solely pursuing alkaline bottled water sales. Robert started in sales and marketing for Real Water 2008 to 2009, was founder and president of US Beverage Services LLC a distributor) in Nevada, was co-founder of Alpha Water Inc. in PA, and is now the founder of Alkame Water Inc.

Directors

Our bylaws authorize no less than one (1) and no more than nine (9) directors. We currently have 2 directors. Immediately prior to the effective time of the Merger, Mr. Eakle was our sole officer and director, as well as the President and director of Alkame Water. Pursuant to the terms of the Merger Agreement, Charlie Grask, who prior to the Merger was a director of Alkame Water, was appointed to our board of directors. Mr. Grask is also our vice-president.

All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board.

There are no family relationships among our directors and executive officers.

Meetings of Our Board of Directors

Our board of directors did not hold any meetings during the most recently completed fiscal year end. Various matters were approved by consent resolution, which in each case was signed by each of the members of the Board then serving.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Committees of the Board

Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the board of directors.

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Our company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. The board of directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our CEO and director, Robert Eakle, at the address appearing on the first page of this Current Report.

Executive Compensation

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to both to our officers and to our directors for all services rendered in all capacities to us for our fiscal years ended January 31, 2013 and 2012.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mikhail Kats, Former President, CEO and Director	2013 2012	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Olga Kats Former Secretary	2013 2012	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

Narrative Disclosure to the Summary Compensation Table

We have not entered into any employment agreement or consulting agreement with our executive officers. There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers.

Although we do not currently compensate our officers, we reserve the right to provide compensation at some time in the future. Our decision to compensate officers depends on the availability of our cash resources with respect to the need for cash to further our business purposes

Stock Option Grants

We have not granted any stock options to the executive officers or directors since our inception.

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Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of January 31, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Mikhail Kats	-	-	-	-	-	-	-	-	-
Olga Kats	-	-	-	-	-	-	-	-	-

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of the effective date of the Merger by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 623,000,000 Shares of Common Stock issued and outstanding as of the effective date of the Merger. Addresses for all of the individuals listed in the table below are c/o Pinacle Enterprise, Inc., 3651 Lindell Road, Suite D # 356, Las Vegas, Nevada 89103.

Title of class	Name and address of beneficial owner (2)	Amount of beneficial ownership	Percent of class
Current Executive Officers & Directors:
Common	Robert Eakle	414,800,000 Shares	66.58%
Total of All Current Directors and Officer:
More than 5% Beneficial Owners
Common	None

(1)	Includes all currently issued and outstanding shares, shares underlying loans convertible within 60 days, and shares underlying warrants convertible within 60 days.
(2)

As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

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Certain Relationships and Related Transactions

Except as disclosed herein, and with the exception of the Merger, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction over the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

Prior to the Merger, Mr. Robert Eakle was the sole officer and director of Pinacle Enterprise and was an officer and director of Alkame Water. As such, the Merger may be considered a related party transaction.

As at March 31, 2013, we owe $23,410 to Mr. Eakle. The amounts owing are unsecured, non-interest bearing and due on demand.

On April 29, 2013, we entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Agreement”) with our prior officer and director, Mikhail Kats. Pursuant to the Agreement, we transferred all assets and business operations associated with our architectural design, architectural animation, 3D modeling as well as CAD drafting and conversion services to Mr.Kats. In exchange, Mr. Kats agreed to assume and cancel all liabilities relating to our former business, including officer loans amounting to $21,376.

Description of Securities

Our authorized capital stock consists of 900,000,000 shares of common stock, $0.001 par value per share. Immediately following the Merger, there were 623,000,000 shares of common stock issued and outstanding.

Common Stock

The holders of common stock are entitled to one vote per share. Our certificate of incorporation does not provide for cumulative voting. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the board of directors out of legally available funds. However, the current policy of the board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of common stock are entitled to share ratably in all assets that are legally available for distribution. The holders of common stock have no preemptive, subscription, redemption or conversion rights.

Indemnification of Directors and Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.

Under the governing Nevada statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation. Our articles of incorporation do not contain any limiting language regarding director immunity from liability. Excepted from this immunity are:

1.	a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

2.	a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

3.	a transaction from which the director derived an improper personal profit; and

4.	willful misconduct.

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Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

1.	such indemnification is expressly required to be made by law;

2.	the proceeding was authorized by our Board of Directors;

3.	such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

4.	such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the company, or is or was serving at the request of the company as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under our bylaws or otherwise.

Our bylaws provide that no advance shall be made by us to an officer of the company, except by reason of the fact that such officer is or was a director of the company in which event this paragraph shall not apply, in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the company.

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Market Price and Dividends; Trading Information

Alkame Water is, and has always been, a privately-held company. There has never been a public market for the securities of Alkame Water. Alkame Water has never declared or paid any cash dividends on its capital stock. In addition, there has never been a trading market for Alkame Water’s common stock.

Our common stock is quoted under the symbol “PINS” on the OTCBB operated by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the OTCQB operated by OTC Markets Group, Inc. Few market makers continue to participate in the OTCBB system because of high fees charged by FINRA. Consequently, market makers that once quoted our shares on the OTCBB system may no longer be posting a quotation for our shares. As of the date of this report, however, our shares are quoted by several market makers on the OTCQB. The criteria for listing on either the OTCBB or OTCQB are similar and include that we remain current in our SEC reporting.

Only a limited market exists for our securities. There is no assurance that a regular trading market will develop, or if developed, that it will be sustained. Therefore, a shareholder may be unable to resell his securities in our company.

The following table sets forth the range of high and low bid quotations for our common stock for each of the periods indicated as reported by the OTCQB. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Fiscal Year Ending January 31, 2013
Quarter Ended	High $	Low $
January 31, 2013	0.25	0.25
October 31, 2012	0.25	0.25
July 31, 2012	0.25	0.25
April 30, 2012	N/A	N/A

Fiscal Year Ending January 31, 2012
Quarter Ended	High $	Low $
January 31, 2012	N/A	N/A
October 31, 2011	N/A	N/A
July 31, 2011	N/A	N/A
April 30, 2011	N/A	N/A

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Penny Stock

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a market price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of the securities laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statement showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement as to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity for our common stock. Therefore, stockholders may have difficulty selling our securities.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where after giving effect to the distribution of the dividend:

1.	we would not be able to pay our debts as they become due in the usual course of business, or;
2.	our total assets would be less than the sum of our total liabilities plus the amount that would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends and we do not plan to declare any dividends in the foreseeable future.
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Item 3.02. Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

In connection with the Merger, one hundred thousand (100,000) shares of Alkame Water’s issued and outstanding common stock immediately prior to the closing of the Merger was converted into the right to receive one hundred million (100,000,000) shares of our common stock. These shares were issued to the former holders of common stock of Alkame Water on as of the effective date of the Merger in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act and/or Regulation D promulgated under that section, which exempts transactions by an issuer not involving any public offering.

Item 9.01. Financial Statements and Exhibits

(a)                                       Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), the audited financial statements of our predecessor Alkame Water, for the period from inception (March 1, 2012) through December 31, 2013 are filed in this Current Report on Form 8-K as Exhibit 99.1. The unaudited financial statements for the three months ended March 31, 2013 and for the period from inception (March 1, 2012) through March 31, 2013 are filed with this Current Report on Form 8-K as Exhibit 99.2.

(b)                                       Pro Forma Financial Information. In accordance with Item 9.01(b), our pro forma financial statements are filed in this Current Report on Form 8-K as Exhibit 99.3.

(c) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Agreement of Merger and Plan of Merger
10.1	Distributorship Agreement, dated June 20, 2012
10.2	Addendum to Distributorship Agreement, dated June 25, 2012
10.3	Second Addendum to Distributorship Agreement, dated June 24, 2013
99.1	Audited financial statements of Alkame Water, Inc. for the period from inception (March 1, 2012) through December 31, 2012
99.2	Unaudited financial statements of Alkame Water, Inc. for the three months ended March 31, 2013 and for the period from inception (March 1, 2012) through March 31, 2013
99.3	Unaudited pro forma consolidated balance sheet as of April 30, 2013; and unaudited pro forma consolidated statement of operations for the three months ended April 30, 2013 and period from inception through April 30, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 26, 2013	Pinacle Enterprise Inc.

By: /s/ Robert Eakle
Robert Eakle
Chief Executive Officer

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